UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 27, 2004

Argan, Inc.
(Exact name of registrant as specified in its charter)

Formerly Puroflow Incorporated

Delaware
(State or other jurisdiction of incorporation)

001-31756	13-1947195
(Commission File Number)	(I.R.S. Employer I.D. Number)

One Church Street
Suite 302
Rockville, MD	20850
(Address of Principal Executive Offices)	(Zip Code)

(301) 315-0027
(Registrant's telephone number; including area code)

ITEM 5.  Other Events

On October 31, 2003, Argan, Inc. ("AI" or the "Company"), sold its wholly owned subsidiary, Puroflow Incorporated ("PI"), through which AI conducted the manufacture and sale of filtration products.  In accordance with generally accepted accounting principles ("GAAP"), the Company's Form 10-QSB for the third quarter ended October 31, 2003 (the "2003 Third Quarter Report") reflected PI as a discontinued operation for the three and nine month periods ended October 31, 2003 and the comparative periods for 2002.

The purpose of this report is to conform the presentation of information in the Company's Form 10-KSB for its fiscal year ended January 31, 2003, with the presentation reported in the 2003 Third Quarter Report reflecting PI as a discontinued operation.  The restatement of the financial statements for the fiscal years ended January 31, 2002 and 2003 is also in connection with Registration Statement on Form S-3 of the Company.  In Exhibit 99.1, which is filed herewith and incorporated by reference herein, the Company has reflected PI as a discontinued operation in its consolidated financial statements (updating Items 7 and 13 of the Company's January 31, 2003 10-KSB) for the fiscal years ended January 31, 2002 and 2003 (the "Annual Financial Statements") and made conforming changes to Item 6. (Management's Discussion and Analysis or Plan of Operation).  Revenues related to PI were approximately $7.2 million and $6.8 million for the years ended January 31, 2002 and 2003, respectively.  Pre-tax income related to PI was approximately $.5 million and $.4 million for the years ended January 31, 2002 and 2003, respectively.

The foregoing changes have been made solely to maintain conformity to the reporting format presented in the 2003 Third Quarter Report.  The Company has not modified or updated any information presented in the January 31, 2003 Form 10-KSB, other than as required to reflect the effects of the items described above.

Because this report contains financial statements, the Company has included below the statement regarding its controls and procedures as required by applicable law:

We have established disclosure controls and procedures to ensure that material information relating to us, including our consolidated subsidiaries, is made known to the officers who certify our financial reports and to other members of senior management and the Board of Directors.

Based on their evaluation as of the end of the period covered by this Current Report on Form 8-K, our principal executive officer and principal financial officer have concluded that our disclosure controls and procedures are effective to ensure that the information required to be disclosed by us in reports that we file or submit under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in SEC rules and forms.

There were no significant changes in our internal control over financial reporting that occurred during our most recent fiscal quarter that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

The chief executive officer and chief financial officer of the Company have provided the certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, as Exhibits 31.1, 31.2, 32.1 and 32.2.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits:

(c)        Exhibits:

23.1	Consent of Independent Auditors

31.1	Certification of CEO required by Section 302 of the Sarbanes-Oxley Act of 2002.

31.2	Certification of CFO required by Section 302 of the Sarbanes-Oxley Act of 2002.

32.1	Certification of CEO required by Section 906 of the Sarbanes-Oxley Act of 2002.

32.2	Certification of CFO required by Section 906 of the Sarbanes-Oxley Act of 2002.

99.1

Consolidated Financial Statements of the Company and Report of the Company's  Independent Auditors for the fiscal years ended January 31, 2002 and 2003, and related conforming changes to Item 6 (Management's Discussion and Analysis or Plan of Operation) of the Company's Form 10-KSB for the fiscal year ended January 31, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARGAN, INC.

Date: January 27, 2004	By: /s/ Rainer H. Bosselmann
Rainer H. Bosselmann
Chairman of the Board and
Chief Executive Officer

EXHIBIT INDEX

Number	Description

23.1	Consent of Independent Auditors

31.1	Certification of CEO required by Section 302 of the Sarbanes-Oxley Act of 2002.

31.2	Certification of CFO required by Section 302 of the Sarbanes-Oxley Act of 2002.

32.1	Certification of CEO required by Section 906 of the Sarbanes-Oxley Act of 2002.

32.2	Certification of CFO required by Section 906 of the Sarbanes-Oxley Act of 2002.

99.1

Consolidated Financial Statements of the Company and Report of the Company's Independent Auditors for the fiscal years ended January 31, 2002 and 2003, and related conforming changes to Item 6 (Management's Discussion and Analysis or Plan of Operation) of the Company's Form 10-KSB for the fiscal year ended January 31, 2003